

TwoRiver BANCORP

Service • Employee Satisfaction • Shareholder Value • Integrity • Community

Investor Presentation
November 2014

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; changes in loan and investment prepayment assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; and the inability to successfully implement new lines of business or new products and services. For a list of other factors which would affect our results, see the Company's filings with the Securities and Exchange Commission, including those risk factors identified in the "Risk Factor" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2013. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by law.





At a Glance – Two River Bancorp

TwoRiver BANCORP

- New Jersey single-brand bank holding company
  - Headquartered in Central New Jersey (Monmouth County)
- Holding company for Two River Community Bank
  - Formed in 2006
- $775M in Total Assets

TwoRiver COMMUNITY BANK

Your Community. Your Bank.



NASDAQ: TRCB

Corporate Headquarters	Tinton Falls, NJ
Subsidiaries	Two River Community Bank
Branches	15 in NJ
Loan Production Offices	3
Formed (Two River)	2006
Share Price	$8.20 (as of 11-1-2014)
Shares Outstanding (diluted)*	8.1M
Public Float*	6.8M
Market Cap	$65M (as of 11-1-2014)
Ownership	75% retail 16% insider 9% institutional (Hovde Capital, BNY)
Total Assets*	$775.5M
Total Stockholder's Equity*	$98.6M
Tangible Book Value per Share	***$8.63 per share***
Price to Tangible Book Value	***95%***
P/E (TTM EPS of $0.71)	***11.3x***

** As of 9/30/2014*

Solid Financial Results

Commercial Lending Expertise / Mortgage Operation Provides Upside

- Strong track record in commercial / medical lending
- Niche expertise in Private Banking Division (medical practitioners and business owners) and SBA lending
- Residential mortage expansion with experienced manager

New Jersey - Attractive Markets

(Monmouth / Middlesex / Union / Ocean counties)

- Above US National average household incomes
  - NJ is #3 in median household income by state
- Densely populated

Valuation Disconnect

- ROAA / ROATE increases in recent quarters compared to flattened Price-to-Tangible-Book

Experienced Management/Shareholder Friendly

- Dividend paying / history of share repurchases
- Seasoned management and lending team
- Engaged Board from local business communities

Double Digit % EPS Growth…

EPS (Diluted)


$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

…Driving Increases in Book Value

Shareholders' Equity


$100.0
$98.0
$96.0
$94.0
$92.0
$90.0
$93.0
$93.6
$94.7
$95.4
$96.0
$97.3
$98.6
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Defined Growth Strategy in Place

TwoRiver BANCORP

Proactive approach to growing market share in New Jersey core by:



- Fully leveraging customer engagement and customer experience model over larger national institutions
- Cost-effectively expand branch network
- Expanded mortgage operation
- Aggressively and systematically expanding loan portfolio
- Conservative underwriting parameters
- Deliver returns to shareholders through Book Value Improvements / ROE / Dividends (DRIP in place)


Total Assets
$ in Millions
$800.0
$750.0
$700.0
$650.0
$600.0
$550.0
$500.0
$636.8
$674.6
$733.9
$769.7
$775.5
2010
2011
2012
2013
Sep-14

TwoRiver BANCORP

Under-served Housing Market

- Home buying process with larger institutions timely and low touch
- Recent consolidation of local banks created need for local bank presence
- Above average household incomes / densely populated

Two River's Residential History

- Had not historically been a primary focus, as Company has built a strong presence in commercial / medical lending
- Company sees the opportunity to increase non-interest income

Opportunity: Leverage established presence and brand in desirable residential buying markets in New Jersey



October 2014:

Expansion of Mortgage Residential Business

- Led by Scott Keller, Senior Vice President, who previously started and led a profitable division at a recently acquired community bank
- Proactive approach to lending
- Expects an increase in loan generations in the current fourth quarter of 2014
- Low loan to value and debt to income ratios



Monmouth County available real estate for sale at 11/1/2014 ~ Zillow.com

Who We Are


TwoRiver
COMMUNITY BANK

Strong Regional Franchise

- Community bank established in January 2000
  - Holding company formed in 2006
- Concentration on Monmouth, Ocean, Middlesex and Union Counties



Core Business Offerings

- Personal banking
- Medical and private banking
- Commercial and industrial banking
- Commercial, real estate and consumer lending
- Residential lending



New Jersey ~ Strong Regional Presence


Union County
Fanwood
Summit*
Westfield (2 locations)
Cranford
Middlesex
New Brunswick (Kilmer Square Branch)
TwoRiver
COMMUNITY BANK
Monmouth County
Allaire Airport
Atlantic Highlands
Middletown (Main Office)
Freehold*
Port Monmouth
Red Bank
Tinton Falls (headquarters)
Tinton Falls (2 locations)
West Long Branch
Navesink
Manasquan
NJ is #1 in US in population density
US Census Estimates: 7/1/2013
Ocean County
Toms River*
* Loan Production Office

NYC
a. 50 miles

Branch Metrics / Criteria

Two River locations serve as full service branches or loan production offices in strategic locations, surrounded by New Jersey businesses in some of the most dense areas of population / commercial businesses in the United States.

Philadelphia
a. 70 miles

TWO RIVER BANCORP

TRCB executive officers have over 90 years of combined experience in the banking industry



William D. Moss, President and CEO

- 34 years experience in the banking industry
- Has been with Two River since inception, and previously served with the Company as a President, Executive Vice President and Senior Loan Officer
- Currently serves on the board of several banking associations located in New Jersey (New Jersey State Banking Advisory Council, past President of Community Banking Association of NJ, and as a Director of the New Jersey Bankers Association)



A. Richard Abrahamian, EVP and Chief Financial Officer

- 29 years experience in the banking industry
- Joined Two River in 2010
- Previously employed by major players in the New Jersey market such as PNC Bank, Synergy Financial Group and Center Bancorp



Alan B. Turner, EVP and Senior Loan Officer (Two River Community Bank)

- 28 years experience in the banking industry
- Joined Two River in 2000 as Vice President of Commercial Lending, and served as Senior Vice President of Commercial Lending from 2003 until promoted in 2010
- Solid background in Commercial Real Estate Lending

Operating / Financial Results


TwoRiver
COMMUNITY BANK

Asset Portfolio *(as of September 30, 2014)*

Deposits / Loans


($ in Millions)
$616
$628
Total Deposits
Loans


($ in millions)
Total Deposits
$700
$600
$500
$400
$300
$200
$100
$0
$524
$554
$607
$633
2010
2011
2012
2013

- 95% of deposits core, with 20% non-interest bearing demand
- Stable low deposit cost of funds

Asset Portfolio *(as of September 30, 2014)*

Loan Mix



4.7%
4.9%
15.6%
16.0%
58.8%
Consumer
Real Estate Residential
Real Estate Commercial
Real Estate Construction
Commercial & Industrial

($ in millions)



Loans by Quarter
$620.0
$610.0
$600.0
$590.0
$580.0
$570.0
$560.0
$578.9
$579.6
$587.9
$602.8
$592.3
$612.4
$616.2
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014

Commercial Real Estate Highlights

- Relationship banking
- Conservative underwriting parameters
- Majority of portfolio is secured by NJ properties
- Average commercial loan size approximately $660,000
- Average LTV at origination was 75% or less
- Nearly 60% is owner-occupied

Quarterly Financial Improvements


Net Income Available
to Common Shareholders ($ in 000s)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,110
$1,055
$1,145
$1,314
$1,384
$1,420
$1,390
$1,658
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014


ROAA
1.00
0.80
0.60
0.40
0.20
0.00
0.68
0.64
0.66
0.73
0.73
0.78
0.74
0.87
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014


ROAE
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.40
5.08
5.15
5.81
5.89
6.13
5.90
6.85
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014


EPS (diluted)
$0.23
$0.18
$0.13
$0.08
$0.03
($0.03)
$0.14
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Return on Tangible Common Equity



10.00%
9.50%
9.00%
8.50%
8.00%
7.50%
8.35%
8.66%
8.79%
8.45%
9.86%
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Annualized Return on Tangible Common Equity

Source: SNL Financial – RAOTCE - Net income, adjusted for tax-affected amortization of intangibles, as a percent of average tangible common equity

Conservative Investment Approach

- Emphasize preservation of capital, primarily used for liquidity purposes
- Tax-equivalent yield: 2.1%
- Weighted average modified duration: 3.7years
- As of September 30, 2014, total available-for-sale investments equaled $44.8 million at fair value
- Held-to-maturity securities at September 30, 2014 were $26.9 million at amortized cost

Investment Portfolio as of 9/30/2014


$2,410
$4,182
$3,691
$21,739
$19,137
$20,495
(Dollars in thousands)
U.S. Government agency securities
Municipal securities
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities
U.S. Government collateralized residential mortgage obligations
CRA Mutual Fund
Corporate debt securities, primarily financial institutions

Valuation


TwoRiver
COMMUNITY BANK

TwoRiver BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Two River Compared to New Jersey Publicly Held Banks

	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	NIM LTM (%)	Efficiency Ratio LTM (%)	Nonint Inc/ Operating Rev LTM (%)	Diluted EPS LTM ($)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Average	1,971,726	249.0	0.44	4.00	3.52	71.98	11.69	0.45	13.8	104.2	11.04
TRCB	**775,494**	**64.7**	**0.78**	**6.20**	**3.82**	**63.70**	**9.28**	**0.71**	**11.5**	**94.6**	**13.84**
Comparison to Average			*Better*	*Better*	*Better*	*Better*	*Below*	*Better*	*Discount*	*Discount*	*Better*

Source: SNL Financial as of 11-4-2014 – Full List in Appendix

TwoRiver BANCORP

- Tangible book value of $8.63 (annual increase of 8.2%)
- Increased quarterly dividend to $0.03 from $0.02 in Q2 2014
  - Dividend strategy focused on delivering returns, attractiveness of stock, properly sized (Yield of 1.5% at 11-1-2014), NOT limiting to any growth initiatives
  - Share repurchase program in place since January 2013

*At September 30, 2014


$8.80
$8.60
$8.40
$8.20
$8.00
$7.80
$7.60
$0.02
$0.02
$0.02
$0.03
$0.03
$7.97
$8.11
$8.29
$8.45
$8.63
Q3 2013
Q4 2014
Q1 2014
Q2 2014
Q3 2014
Tangible Book Value Per Share
Dividend

ROAA ~ Price to Tangible Book


Recent loan growth and expansion plans delivering returns not recognized in public markets
0.90
0.85
0.80
0.75
0.70
0.65
0.60
0.55
0.50

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Price to tangible book	0.62	0.63	0.70	0.71	0.72	0.77	0.81	0.76
ROAA	0.68	0.64	0.66	0.73	0.73	0.78	0.74	0.87

Investment Highlights

- Attractive franchise in some of the more desirable markets in New Jersey
- Knowledgeable and experienced management team and bankers
- Corporate strategy remains focused on loan production while maintaining conservative underwriting culture
- Focused growth plan aimed at leveraging commercial expertise while strengthening non-interest income through residential lending expansion
- Compelling stock valuation in comparison with publicly-held NJ Peers
- Beginning to proactively reach out to investor community


TwoRiver
Community Bank


TwoRiver
Community Bank

NASDAQ Capital Market: TRCB
Two River Community Bank
766 Shrewsbury Avenue
Tinton Falls, NJ 07724

For Additional Information

At the Company:

A. Richard Abrahamian
Executive Vice President and Chief Financial Officer
Phone: 732-216-0166
Fax: 732-345-0614
Email: rabrahamian@tworiverbank.com

Investor Relations:
The Equity Group Inc.

Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606

Terry Downs
Associate
TDowns@equityny.com
212-836-9615

Appendix / Financial Information


TwoRiver
COMMUNITY BANK

Peer Data – Two River Performance / Valuation

TwoRiver BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Peer List of New Jersey Banks

Source: SNL Financial 11-4-2014

Company Name	Ticker	Location	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	NIM LTM (%)	Efficiency Ratio LTM (%)	Nonint Inc/ Operating Rev LTM (%)	Diluted EPS LTM ($)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Hopewell Valley Cmnty Bank	HWDY	Pennington, NJ	484,376	27.5	0.54	5.64	-	-	8.98	-	11.8	83.8	7.79
Stewardship Financial Corp.	SSFN	Midland Park, NJ	671,522	26.0	0.36	4.42	3.50	80.00	9.49	0.29	14.9	61.8	(8.84)
Community Bk of Bergen County	CMTB	Maywood, NJ	296,747	15.4	0.29	3.72	3.79	84.61	7.72	0.49	18.1	59.8	61.68
New Jersey Community Bank	NJCB	Freehold, NJ	138,690	10.3	(1.02)	(9.54)	3.40	84.74	10.09	(0.73)	NM	71.0	(45.56)
First Bank	FRBA	Hamilton, NJ	643,499	56.9	1.02	9.98	3.65	66.57	3.31	0.63	9.6	89.6	4.31
1st Constitution Bancorp	FCCY	Cranbury, NJ	954,305	80.4	0.42	4.82	3.72	65.08	15.49	0.56	20.2	118.1	11.66
Highlands Bancorp Inc.	HSBK	Vernon, NJ	253,074	12.5	0.50	5.31	-	79.39	15.41	0.61	11.4	86.1	27.65
Unity Bancorp Inc.	UNTY	Clinton, NJ	969,593	75.8	0.67	10.09	3.51	67.49	17.21	0.78	11.6	113.4	21.76
Harvest Community Bank	HCBP	Pennsville, NJ	183,597	6.9	0.44	5.20	3.34	79.48	9.05	0.69	8.7	42.8	4.35
Parke Bancorp Inc.	PKBK	Sewell, NJ	813,880	68.1	1.42	-	4.39	39.63	18.94	1.55	7.3	84.4	26.60
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	3,356,257	548.4	0.74	6.44	3.45	43.96	6.87	0.89	20.8	196.8	26.85
Sun Bancorp Inc.	SNBC	Mount Laurel, NJ	2,819,893	373.9	(1.16)	(14.01)	2.99	111.66	16.95	(2.02)	NM	179.0	21.57
Valley National Bancorp	VLY	Wayne, NJ	16,726,410	2,323.2	0.80	8.40	3.23	68.87	12.49	0.66	15.2	177.1	7.05
Bancorp of New Jersey Inc.	BKJ	Fort Lee, NJ	701,069	63.6	0.69	7.67	-	-	-	0.81	14.6	109.3	(9.07)
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,308,701	280.2	0.74	7.85	3.31	64.27	-	1.00	16.4	128.2	(4.70)
Shore Community Bank	SHRC	Toms River, NJ	226,000	14.9	0.56	-	-	-	-	0.56	12.0	65.9	23.54
Minimum			138,690	6.9	(1.16)	(14.01)	2.99	39.63	3.31	(2.02)	7.3	42.8	(45.56)
Median			686,296	60.3	0.55	5.48	3.47	68.87	10.09	0.63	13.3	87.9	9.73
Average			1,971,726	249.0	0.44	4.00	3.52	71.98	11.69	0.45	13.8	104.2	11.04
Maximum			16,726,410	2,323.2	1.42	10.09	4.39	111.66	18.94	1.55	20.8	196.8	61.68
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**775,494**	**64.7**	**0.78**	**6.20**	**3.82**	**63.70**	**9.28**	**0.71**	**11.5**	**94.6**	**13.84**
Comparison to Average					Better	Better	Better	Better	Below	Better	Discount	Discount	Better

Selected Statement of Operations

TwoRiver BANCORP

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2014	2013	2014	2013
Interest Income	$ 7,655	$ 7,473	$ 22,687	$ 22,649
Interest Expense	851	918	2,588	2,890
Net Interest Income	6,804	6,555	20,099	19,759
Provision for Loan Losses	-	250	521	710
Net Interest Income after Provision for Loan Losses	6,804	6,305	19,578	19,049
Non-Interest Income	712	681	2,196	2,069
Non-Interest Expenses	4,822	4,797	14,518	15,206
Income before Income Taxes	2,694	2,189	7,256	5,912
Income Tax Expense	1,006	809	2,698	2,167
Net Income	1,688	1,380	4,558	3,745
Preferred stock dividend	(30)	(66)	(90)	(231)
Income available to common shareholders	$ 1,658	$ 1,314	$ 4,468	$ 3,514
EARNINGS PER COMMON SHARE:				
Basic	$ 0.21	$ 0.16	$ 0.56	$ 0.44
Diluted	$ 0.20	$ 0.16	$ 0.55	$ 0.43
Weighted average common shares outstanding:				
Basic	7,923	8,074	7,939	8,029
Diluted	8,105	8,245	8,116	8,182

Balance Sheet Highlights

(in thousands)	September 30, 2014	December 31, 2013
Total Assets	$775,494	$769,707
Loans	$616,242	$602,816
Total Deposits	$627,765	$633,449
Total Stockholders' Equity	$98,637	$95,427659

Quarterly Performance Metrics

($ in thousands, except per share data)

	3rd Qtr. 2014	2nd Qtr. 2014	1st Qtr. 2014	4th Qtr. 2013	3rd Qtr. 2013	9 Mo. Ended 9/30/14	9 Mo. Ended 9/30/13
Net Income (000's)	$1,688	$1,420	$1,450	$1,414	$1,380	$4,558	$3,745
Income Available to Common Shareholders (000's)	$1,658	$1,390	$1,420	$1,384	$1,314	$4,468	$3,514
Earnings per Common Share – Diluted	$0.20	$0.17	$0.17	$0.17	$0.16	$0.55	$0.43
Return on Average Assets	0.87%	0.74%	0.78%	0.73%	0.73%	0.80%	0.68%
Return on Average Tangible Assets	0.89%	0.76%	0.79%	0.75%	0.75%	0.82%	0.70%
Return on Average Equity	6.85%	5.90%	6.13%	5.89%	5.81%	6.31%	5.35%
Return on Average Tangible Equity	8.42%	7.28%	7.57%	7.29%	7.21%	7.78%	6.66%
Net Interest Margin	3.80%	3.78%	3.83%	3.79%	3.77%	3.80%	3.86%
Non-Performing Assets to Total Assets	1.03%	1.06%	1.26%	1.14%	1.43%	-	-
Allowance as a % of Loans	1.35%	1.27%	1.28%	1.31%	1.42%	-	-

Asset Quality

($ in thousands)

	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013
Nonaccrual loans	**$ 6,919**	$ 6,670	$ 7,280	$ 6,009	$ 9,526
Loans past due over 90 days and still accruing	--	--	--	--	--
OREO and Repossessed Assets	**1,069**	1,484	2,363	2,771	1,327
Total Non-Performing Assets	**$ 7,988**	$ 8,154	$ 9,643	$ 8,780	$ 10,853
Troubled Debt Restructured Loans:					
Performing	**$ 17,258**	$ 20,760	$ 22,813	$ 23,021	$ 12,069
Non-Performing	**5,122**	5,027	5,118	2,355	2,752
Non-Performing Loans to Total Loans	**1.12%**	1.09%	1.23%	1.00%	1.62%
Allowance as a % of Loans	**1.35%**	1.27%	1.28%	1.31%	1.42%
Non-Performing Assets to Total Assets	**1.03%**	1.06%	1.26%	1.14%	1.43%

TwoRiver Bancorp

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
September 30, 2014:				
Securities available for sale:				
U.S. Government agency securities	$ 3,712	$ -	$ (21)	$ 3,691
Municipal securities	663	26	-	689
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities	18,399	60	(147)	18,312
U.S. Government collateralized residential mortgage obligations	17,674	75	(466)	17,283
Corporate debt securities, primarily financial institutions	2,494	8	(136)	2,366
	42,942	169	(770)	42,341
Community Reinvestment Act ("CRA") mutual fund	2,433	-	(23)	2,410
	$ 45,375	$ 169	$ (793)	$ 44,751
Securities held to maturity:				
Municipal securities	$ 21,050	$ 426	$ (60)	$ 21,416
GSE – Residential mortgage-backed securities	2,183	17	(37)	2,163
U.S. Government collateralized residential mortgage obligations	1,854	-	(20)	1,834
Corporate debt securities, primarily financial institutions	1,816	-	(189)	1,627
	$ 26,903	$ 443	$ (306)	$ 27,040

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

	As of and for the Three Months Ended					Nine Months Ended	
	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	**Sept. 30, 2014**	Sept. 30, 2013
Total shareholders' equity	**$ 98,637**	$ 97,257	$96,013	$95,427	$ 94,707	**$ 98,637**	$ 94,707
Less: preferred stock	**(12,000)**	(12,000)	(12,000)	(12,000)	(12,000)	**(12,000)**	(12,000)
Common Shareholders' equity	**$ 86,637**	$ 85,257	$84,013	$83,427	$ 82,707	**$ 86,637**	$ 82,707
Common shares outstanding	**7,932**	7,931	7,935	8,038	8,079	**7,932**	8,079
Book value per common share	**$ 10.92**	$ 10.75	$10.59	$10.38	$ 10.24	**$ 10.92**	$ 10.24
Effect of intangible assets	**(2.29)**	(2.30)	(2.30)	(2.27)	(2.27)	**(2.29)**	(2.27)
Tangible book value per common share	**$ 8.63**	$ 8.45	$8.29	$8.11	$ 7.97	**$ 8.63**	$ 7.97
Return on average assets	**0.87%**	0.74%	0.78%	0.73%	0.73%	**0.80%**	0.68%
Effect of intangible assets	**0.02%**	0.02%	0.01%	0.02%	0.02%	**0.02%**	0.02%
Return on average tangible assets	**0.89%**	0.76%	0.79%	0.75%	0.75%	**0.82%**	0.70%
Return on average equity	**6.85%**	5.90%	6.13%	5.89%	5.81%	**6.31%**	5.35%
Effect of average intangible assets	**1.57%**	1.38%	1.44%	1.40%	1.40%	**1.47%**	1.31%
Return on average tangible equity	**8.42%**	7.28%	7.57%	7.29%	7.21%	**7.78%**	6.66%

The presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "book value per common share", "tangible book value per common share", "return on average tangible assets," and "return on average tangible equity." This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.